                             HSBC BANK USA, NATIONAL ASSOCIATION, as Indenture Trustee
                                            for the PHH Mortgage Trust,
                                     Series 2008-CIM2, Mortgage-Backed Notes,

                                              WELLS FARGO BANK, N.A.,
                                                   as Custodian,

                                                        and

                                             PHH MORTGAGE CORPORATION,
                                                   as Servicer,

                                                CUSTODIAL AGREEMENT

                                                As of July 1, 2008

                                                 TABLE OF CONTENTS

                                                                                                               Page

Section 1.        Definitions.....................................................................................2

Section 2.        Delivery of Custodial Files.....................................................................9

Section 3.        Custodian's Receipt, Examination and Certification of Mortgage Files; Initial

                                                         i

                                                     EXHIBITS

SCHEDULE 1            DOCUMENTS TO REVIEW

EXHIBIT 1             FORM OF TRUST RECEIPT AND INITIAL CERTIFICATION

EXHIBIT 2             FORM OF FINAL TRUST RECEIPT

EXHIBIT 3             FORM OF REQUEST FOR RELEASE OF CUSTODIAL FILE

EXHIBIT 4             AUTHORIZED REPRESENTATIVES OF INDENTURE TRUSTEE

EXHIBIT 5             AUTHORIZED REPRESENTATIVES OF CUSTODIAN

EXHIBIT 6             AUTHORIZED REPRESENTATIVES OF THE SERVICER

EXHIBIT 7             [RESERVED]

EXHIBIT 8             [RESERVED]

EXHIBIT 9             FORM OF LIMITED POWER OF ATTORNEY

EXHIBIT 10            MORTGAGE LOAN SCHEDULE

EXHIBIT 11            SUBSTITUTE MORTGAGE LOANS

EXHIBIT 12            ASSESSMENTS OF COMPLIANCE AND ATTESTATION REPORTS SERVICING CRITERIA

EXHIBIT 13            RECEIPT OF MORTGAGE NOTES

                                                         ii

         THIS  CUSTODIAL  AGREEMENT,  dated as of July 1,  2008,  among  HSBC Bank  USA,  National  Association,  a national banking association (the "Indenture  Trustee"),  having an address at 452 Fifth Avenue, New York, New York
10018, not individually but solely as indenture  trustee for PHH Mortgage Trust,  Series 2008-CIM2  Mortgage-Backed
Notes,  Wells  Fargo  Bank,  N.A.  as  custodian  (the  "Custodian"),  having  an  address  at 751  Kasota  Avenue,
Minneapolis,  Minnesota  55414 and PHH Mortgage  Corporation,  as servicer (the  "Servicer"),  having an address at
3000 Leadenhall Road, Mt. Laurel, NJ 08054.

                                                W I T N E S S E T H

                  WHEREAS,  Credit Suisse First Boston Mortgage  Acceptance  Corp. (the  "Depositor") has agreed to purchase certain  conventional,  hybrid  adjustable-rate  and fixed-rate mortgage loans (the "Mortgage Loans") from
Chimera Investment Corporation (the "Seller"),  pursuant to the terms and conditions of the Assignment,  Assumption and  Recognition  Agreement among the Seller,  the Servicer,  the Depositor,  PHH Mortgage Trust,  Series 2008-CIM2
(the "Trust"), and acknowledged and agreed to by Wells Fargo Bank, N.A., as master servicer;

                  WHEREAS,  the Servicer has agreed to service the Mortgage  Loans on behalf of the Trust  pursuant to the Mortgage Loan Flow Purchase,  Sale & Servicing  Agreement (the "Purchase and Servicing  Agreement") dated as of December 14,  2007 among the Servicer,  Bishop's Gate Residential  Mortgage Trust and the Seller,  which will be assigned to the Trust;

                  WHEREAS,  the Mortgage  Loans shall be subject to the terms and  conditions  of that certain Sale and  Servicing  Agreement,  dated as of July 1, 2008 (the "Sale and  Servicing  Agreement"),  among the Trust,  the
Seller,  the  Depositor,  Wells Fargo Bank,  N.A.,  a national  banking  association,  as master  servicer (in such
capacity,   the  "Master   Servicer")  and  as  securities   administrator  (in  such  capacity,   the  "Securities
Administrator") and the Indenture Trustee;

                  WHEREAS,  the  Mortgage  Loans and payments  thereon will secure  certain  notes,  (the  "Notes")
issued by the Trust pursuant to the Indenture (the  "Indenture)  dated as of July 25, 2008,  among the Issuer,  the
Indenture Trustee and the Securities Administrator.

                  WHEREAS,  the Custodian is a national banking association  chartered under the laws of the United
States of America  and  regulated  by the  Comptroller  of the  Currency,  and is  otherwise  authorized  to act as
Custodian pursuant to this Agreement; and

                  WHEREAS,  the Indenture  Trustee  desires to have the Custodian take  possession of the Mortgages and Mortgage Notes  relating to the Mortgage  Loans,  which are  identified on the Mortgage Loan Schedule  attached hereto as  Exhibit 10,  along with certain  other  documents  specified  herein,  as a custodian  of the  Indenture
Trustee, in accordance with the terms and conditions hereof.

                  NOW THEREFORE,  in consideration of the mutual undertakings herein expressed,  the parties hereto hereby agree as follows:

                  Section 1.        Definitions.

                  Adjustment  Date: With respect to each  adjustable-rate  Mortgage Loan, the date set forth in the related  Mortgage Note on which the Mortgage  Interest  Rate on such  Mortgage Loan is adjusted in accordance  with the terms of the Mortgage Note.

                  Agreement:  This Custodial  Agreement and all amendments and  attachments  hereto and supplements hereof.

                  ALTA: American Land Title Association or any successor thereto.

                  Appraised Value: With respect to any Mortgaged  Property,  the lesser of (i) the value thereof as determined  by an  appraisal  made  for the  originator  of the  Mortgage  Loan at the time of  origination  of the
Mortgage Loan by an appraiser who met the minimum  requirements of FNMA and FHLMC and (ii) the  purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan,  provided,  however, in the case of a  Refinanced  Mortgage  Loan,  such value of the  Mortgaged  Property  is based  solely upon the value determined by an appraisal made for the originator of such  Refinanced  Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by an appraiser who met the minimum requirements of FNMA and FHLMC.

                  Assignment  of  Mortgage:  An  individual  assignment  of the  Mortgage,  notice of  transfer  or equivalent  instrument  in  recordable  form,  sufficient  under the laws of the  jurisdiction  wherein the related
Mortgaged Property is located to reflect the sale of the Mortgage Loan to the Indenture Trustee.

                  Assignment  of  Proprietary  Lease:  With  respect  to a  Cooperative  Loan,  the  assignment  or mortgage of the related Proprietary Lease from the Mortgagor to the originator of the Cooperative Loan.

                  Business  Day:  Any day other  than  (i) a  Saturday  or Sunday or (ii) or a day on which the New
York Stock  Exchange or Federal  Reserve is closed or on which  banking and  savings and loan  institutions  in the
State of New York,  the State of  California,  the State of  Minnesota,  the State of  Maryland or the State of New
Jersey, are authorized or obligated by law or executive order to be closed.

                  Closing Date:  July 25, 2008.

                  Commission:       The United States Securities and Exchange Commission.

                  Cooperative  Corporation:  With  respect  to any  Cooperative  Loan,  the  cooperative  apartment corporation  that holds  legal title to the  related  Cooperative  Property  and grants  occupancy  rights to units therein to stockholders through Proprietary Leases or similar arrangements.

                  Cooperative  Lien Search:  A search for (a) federal  tax liens,  mechanics'  liens,  lis pendens, judgments of record or otherwise  against  (i) the  Cooperative  Corporation and (ii) the seller of the Cooperative
Unit,  (b) filings  of Financing  Statements  and (c) the deed of the  Cooperative  Property  into the  Cooperative
Corporation.
                                                         2

                  Cooperative  Loan:  A Mortgage  Loan that is secured by a first lien on and a perfected  security interest in Cooperative  Shares and the related  Proprietary Lease granting  exclusive rights to occupy the related
Cooperative Unit in the building owned by the related Cooperative Corporation.

                  Cooperative  Pledge  Agreement:  The  specific  agreement  creating a first lien on and pledge of the Cooperative Shares and the appurtenant Proprietary Lease securing a Cooperative Loan.

                  Cooperative  Property:  With respect to any Cooperative  Loan, all real property and improvements thereto and rights therein and thereto owned by a Cooperative  Corporation  including without  limitation the land, separate dwelling units and all common elements.

                  Cooperative  Shares:  With  respect to any  Cooperative  Loan,  the  shares of stock  issued by a
Cooperative Corporation and allocated to a Cooperative Unit and represented by stock certificates.

                  Cooperative  Unit:  With  respect  to any  Cooperative  Loan,  a specific  unit in a  Cooperative
Property.

                  Custodial  File: As to each Mortgage  Loan,  any mortgage loan  documents  which are delivered to the Custodian or which at any time come into the possession of the Custodian.

                  Custodian:  Wells Fargo Bank, N.A., or its successor in interest or assigns,  or any successor to the Custodian under this Agreement as herein provided.

                  Cut-off Date: July 1, 2008.

                  Depositor:  Credit Suisse First Boston  Mortgage  Acceptance  Corp., or its successor in interest or assigns.

                  Due Date:  The day of each  calendar  month on which the  Monthly  Payment  is due on a  Mortgage
Loan, exclusive of any days of grace.

                  Exchange Act:  The Securities and Exchange Act of 1934, as amended.

                  FHLMC: Freddie Mac or any successor thereto.

                  Final Trust Receipt:  Trust receipt and  certification,  in the form annexed hereto as Exhibit 2, as to each  Mortgage  Loan,  which Final Trust  Receipt is delivered to the  Indenture  Trustee (with a copy to the
Depositor,  the Master  Servicer,  the Servicer and the Seller) by the Custodian  pursuant to the  requirements  of
Section 5 below.
                                                        3

                  Financing  Statement:  A  financing  statement  in the form of a UCC-1 or UCC-3,  as  applicable, filed pursuant to the Uniform  Commercial Code to perfect a security interest in the Cooperative  Shares and Pledge
Instruments.

                  FNMA: Fannie Mae or any successor thereto.

                  Gross Margin:  With respect to any  adjustable-rate  Mortgage Loan, the fixed  percentage  amount set  forth  in the  Mortgage  Note and the  related  Mortgage  Loan  Schedule  that is  added to the  Index on each
Adjustment  Date in accordance with the terms of the related  Mortgage Note to determine the new Mortgage  Interest
Rate for such Mortgage Loan.

                  Indenture Trustee:  As defined in the recitals hereto.

                  Index:  As of any Adjustment  Date,  the index  applicable to the  determination  of the Mortgage
Rate on each  adjustable-rate  Mortgage  Loan will  generally  be the average of the  interbank  offered  rates for one-year  United  States dollar  deposits in the London market as published in The Wall Street  Journal and as most recently  available  either (a) as of the first Business Day forty-five  (45) days prior to such Adjustment Date or
(b) as of the first  Business Day of the month  preceding  the month of such  Adjustment  Date, as specified in the related Mortgage Note.

                  Lender Paid Mortgage  Insurance  Policy or LPMI Policy: A policy of mortgage  guaranty  insurance issued by an insurer that meets the  requirements  of FNMA and FHLMC in which the owner or servicer of the Mortgage
Loan is responsible for the premiums associated with such mortgage insurance policy.

                  Master Servicer:  Wells Fargo Bank, N.A., or its successor in interest or assigns.

                  Maximum Mortgage Interest Rate: With respect to each  adjustable-rate  Mortgage Loan, an interest rate that is set forth on the  mortgage  loan  schedule  and in the related  Mortgage  Note and that is the maximum interest rate to which the Mortgage Interest Rate on such Mortgage Loan may be increased on any Adjustment Date.

                                                        4

                  MERS:  Mortgage  Electronic  Registration  Systems,  Inc., a  corporation  organized and existing under the laws of the State of Delaware, or any successor thereto.

                  MERS System: The system of recording transfers of Mortgages electronically maintained by MERS.

                  MIN:  The  mortgage  identification  number of Mortgage  Loans  registered  with MERS on the MERS
System.

                  Minimum Mortgage Interest Rate: With respect to each  adjustable-rate  Mortgage Loan, an interest rate that is set forth on the  mortgage  loan  schedule  and in the related  Mortgage  Note and that is the minimum interest rate to which the Mortgage Interest Rate on such Mortgage Loan may be decreased on any Adjustment Date.

                  MOM Loan:  Any Mortgage Loan as to which MERS is acting as  mortgagee,  solely as nominee for the originator of such Mortgage Loan and its successors and assigns.

                  Monthly Payment:  With respect to any Mortgage Loan, the scheduled  combined payment of principal and interest,  and taxes and insurance,  if applicable,  payable by a Mortgagor under the related  Mortgage Note or under a bankruptcy or forbearance plan on each Due Date.

                  Mortgage:  The  mortgage,  deed of trust or other  instrument  securing  a Mortgage  Note,  which creates a first lien on an estate in fee simple in real property securing the Mortgage Note.

                  Mortgage  Interest  Rate:  With  respect to each  Mortgage  Loan,  the annual rate that  interest accrues on such Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note.

                  Mortgage Loan:  Each mortgage loan or Cooperative  Loan  identified on the Mortgage Loan Schedule attached hereto as Exhibit 10.

                  Mortgage Loan  Schedule:  The schedule of Mortgage  Loans to be delivered by the Depositor to the
Custodian and the Servicer  (with a copy to the Indenture  Trustee) two (2) Business Days prior to the Closing Date and to be annexed  hereto as  Exhibit 10,  such schedule  setting forth the  following  information  (or such other information as provided to the Custodian or the  Servicer), with respect to each Mortgage Loan:

                  (i)        the loan number of the Loan and the last name of the related Mortgagor;

                  (ii)       the street address of the Mortgaged Property including city, state and zip code;

                  (iii)      the original Mortgage Interest Rate;

                  (iv)       the original term of the related Mortgage Note;

                  (v)        the maturity date of the related Mortgage Note;

                  (vi)       the original Principal Balance;

                  (vii)      the first payment date;

                  (viii)     the Monthly Payment in effect as of the Cut-Off Date;

                  (ix)       the date of the last paid installment of interest;

                  (x)        the unpaid Principal Balance as of the close of business on the Cut-Off Date;

                  (xi)       the Original Loan-to-Value ratio;

                  (xii)      the type of property and the Original Value of the Mortgaged Property;

                                                        5

                  (xiii)     whether a primary mortgage insurance policy is in effect as of the Cut-Off Date;

                  (xiv)      the nature of occupancy at origination;

                  (xv)       the first Adjustment Date;

                  (xvi)      the Gross Margin;

                  (xvii)     the Maximum Mortgage Interest Rate under the terms of the Mortgage Note;

                  (xviii)    the Minimum Mortgage Interest Rate under the terms of the Mortgage Note;

                  (xix)      the Periodic Rate Cap;

                  (xx)       the first Adjustment Date immediately following the Cut-off Date;

                  (xxi)      the Index;

                  (xxii)     [reserved];

                  (xxiii)    the Servicer;

                  (xxiv)     the Servicing Fee Rate;

                  (xxv)      the Custodian;

                  (xxvi)     the Mortgagor's first and last name;

                  (xxvii)    a code indicating whether the Mortgaged Property is owner-occupied;

                  (xxviii)   the original months to maturity;

                  (xxix)     the original date of the Mortgage  Loan and the remaining  months to maturity from the
                             Cut-off Date based on the original amortization schedule;

                  (xxx)      the Mortgage Interest Rate in effect immediately following the Cut-off Date;

                  (xxxi)     the amount of the Monthly Payment at origination;

                  (xxxii)    the last Due Date on which a  Monthly  Payment  was  actually  applied  to the  unpaid stated principal balance;

                  (xxxiii)   the  scheduled  principal  balance of the Mortgage Loan as of the close of business on the Cut-off Date;

                                                        6

                  (xxxiv)    a code  indicating  the  purpose  of the loan  (i.e.,  purchase  financing,  rate/term refinancing, cash-out refinancing);

                  (xxxv)     a code indicating the documentation style (i.e., full, stated or limited);

                  (xxxvi)    a code  indicating  if the Mortgage Loan is subject to a Primary  Insurance  Policy or
                             LPMI Policy;

                  (xxxvii)   the Appraised Value of the Mortgaged Property;

                  (xxxviii)  the sale price of the Mortgaged Property, if applicable;

                  (xxxix)    a code indicating  whether the Mortgage Loan is subject to a prepayment  penalty,  the term of such penalty and the amount of such penalty;

                  (xl)       the product type (e.g., 2/28, etc.); and

                  (xli)      the Mortgagor's debt to income ratio.

                  Mortgage Note: The note or other  evidence of the  indebtedness  of a Mortgagor with respect to a
Mortgage Loan.

                  Mortgaged  Property:  The real property  securing  repayment of the debt  evidenced by a Mortgage
Note or, with respect to a Cooperative Loan, the related Cooperative shares and Proprietary Lease.

                  Mortgagor:  The obligor on a Mortgage Note,  the owner of the Mortgaged  Property and the grantor or borrower  named in the related  Mortgage and such  grantor's or borrower's  successors in title to the Mortgaged
Property.

                  Officer's  Certificate:  A  certificate  signed by the Chairman of the Board or the Vice Chairman of the Board or the  President or a Vice  President  and by the  Treasurer or the Secretary or one of the Assistant
Treasurers or Assistant Secretaries of the Person delivering such certificate.

                  Original  Loan-to-Value  Ratio:  With respect to any Mortgage Loan as of any date of origination, the  ratio on such date of the  original  principal  amount  of the  Mortgage  Loan to the  Appraised  Value of the
Mortgaged Property.

                  Original  Value:  With  respect  to any Loan  other  than a Loan  originated  for the  purpose of refinancing an existing  mortgage debt, the lesser of (a) the  Appraised  Value (if any) of the Mortgaged  Property
at the time the Loan was  originated or (b) the  purchase  price paid for the Mortgaged  Property by the Mortgagor.
With respect to a Loan originated for the purpose of refinancing  existing  mortgage debt, the Original Value shall be equal to the lesser of (a) the  Appraised  Value of the Mortgaged  Property at the time the Loan was  originated or (b) the appraised value at the time the refinanced mortgage debt was incurred.

                                                        7

                  Periodic Rate Cap: With respect to each  adjustable-rate  Mortgage Loan and any  Adjustment  Date therefor,  a number of  percentage  points per annum that is set forth in the  Mortgage  Loan  Schedule  and in the related Mortgage Note,  which is the maximum amount by which the Mortgage  Interest Rate for such Mortgage Loan may increase  (without  regard to the  Maximum  Mortgage  Interest  Rate) or  decrease  (without  regard to the Minimum
Mortgage  Interest Rate) on such Adjustment  Date from the Mortgage  Interest Rate in effect  immediately  prior to such Adjustment Date.

                  Person:  Any  individual,  corporation,  partnership,  joint  venture,  association,  joint-stock company,  trust,  limited liability  company,  unincorporated  organization,  government or any agency or political subdivision thereof.

                  Pledge  Instruments:  With respect to each  Cooperative  Loan, the Stock Power, the Assignment of
Proprietary Lease and the Security Agreement.

                  Primary Insurance  Policy: A policy of primary mortgage  guaranty  insurance issued by an insurer that meets the requirements of FNMA and FHLMC.

                  Proprietary  Lease:  The lease on a Cooperative  Unit  evidencing the possessory  interest of the owner of the Cooperative Shares in such Cooperative Unit.

                  Recognition  Agreement:  An agreement among a Cooperative  Corporation,  a lender and a Mortgagor with respect to a Cooperative  Loan whereby such parties  (i) acknowledge  that such lender may make, or intends to make, such Cooperative Loan and (ii) make certain agreements with respect to such Cooperative Loan.

                  Refinanced  Mortgage  Loan:  A Mortgage  Loan the proceeds of which were not used to purchase the related Mortgaged Property.

                  Regulation AB:     Subpart 229.1100     -    Asset     Backed     Securities     (Regulation AB),
17 C.F.R. §§229.1100-229.1123,  as such may be amended  from time to time,  and subject to such  clarification  and interpretation  as  have  been  provided  by the  Commission  in the  adopting  release  (Asset-Backed  Securities,
Securities Act Release  No. 33-8518,  70 Fed. Reg. 1,506,  1,531 (Jan 7,  2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

                  REO Property:  A Mortgaged  Property related to a Mortgage Loan, title to which has been acquired by the Servicer on behalf of the Trust through foreclosure, deed in lieu of foreclosure or otherwise.

                  Requesting Party:  Shall have the meaning set forth in Section 25 herein.

                  Residential  Dwelling:  Any  one of the  following:  (i) a  one-family  dwelling,  (ii) a  two-to four-family  dwelling,  (iii) a one-family dwelling unit in a FNMA eligible condominium project,  (iv) a one-family dwelling  in a  planned  unit  development  or (v) a  co-operative,  none of which is a  commercial  property  or a mixed-use property.

                                                        8

                  Security  Agreement:  With respect to a Cooperative  Loan,  the agreement or mortgage  creating a security interest in favor of the originator of the Cooperative Loan in the related Cooperative Shares.

                  Seller:  As defined in the recitals hereto.

                  Servicer:  PHH Mortgage Corporation or any successor in interest or assigns.

                  Servicing  Fee Rate:  With  respect to each Loan,  the related  per annum rate for such  Mortgage
Loan, as set forth on the Loan Schedule.

                  Stock Power:  With respect to a Cooperative  Loan, an assignment of the stock  certificate  or an assignment of the Cooperative Shares issued by the Cooperative Corporation.

                  Subcontractor:  Any  vendor,  subcontractor  or  other  Person  that is not  responsible  for the overall  servicing  (as  "servicing"  is commonly  understood by  participants  in the  mortgage-backed  securities market) of Mortgage Loans but performs one or more discrete  functions  identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Custodian.

                  Substitute Mortgage Loan: As defined on Exhibit 11 hereto.

                  Trust:  As defined in the recitals hereto.

                  Trust  Receipt  and  Initial  Certification:  A Trust  receipt  and  certification,  in the  form annexed hereto as Exhibit 1,  which Trust Receipt and Initial  Certification is delivered to the Indenture  Trustee by the Custodian pursuant to the requirements of Section 3 below.

                  Section 2.        Delivery of Custodial Files.

                  With respect to each Mortgage Loan  identified in the Mortgage Loan  Schedule,  the Depositor has
delivered  and released,  or will cause to be delivered  and released,  to the Custodian on or prior to the Closing
Date the documents or instruments described in Schedule B-1 of the Purchase and Servicing Agreement.

                  From  time to  time,  the  Servicer  shall  forward  or cause to be  forwarded  to the  Custodian
additional  original  documents,   or  additional  original  documents  evidencing  an  assumption,   modification,
consolidation  or  extension of a Mortgage  Loan.  All such  mortgage  documents  held by the  Custodian as to each
Mortgage Loan shall constitute the "Custodial File".

                  The  Custodian  agrees to execute and deliver to the  Depositor and the Issuer on or prior to the
Closing  Date  an  acknowledgment  of  receipt  of  the  original  Mortgage  Note  (with  any  exceptions   noted),
substantially in the form attached as Exhibit 13 hereto.

                  The Custodian  hereby agrees to its duties set forth in  Sections 2  and 3 of Exhibit 11  annexed hereto with respect to Substitute Mortgage Loans.

                                                        9

                  If a Mortgage Note or Mortgage is required in connection  with a prepayment,  the Custodian shall fax or send by  overnight  mail a copy of such  document  to the  Servicer  within  two (2)  Business  Days of such
Servicer's  request  therefor.  Neither the Custodian nor the Servicer shall be liable for such Servicer's  failure to collect prepayment charges for which it is unable to obtain the requisite documents to review.

                  Section 3.        Custodian's  Receipt,  Examination and Certification of Mortgage Files; Initial
Trust Receipt Delivered by the Custodian.

                  Not later than the Closing  Date,  the Custodian  shall deliver to the Indenture  Trustee and the
Servicer  a Trust  Receipt  and  Initial  Certification,  wherein  the  Custodian  shall  state  that other than as identified on the exception  report attached to such Trust Receipt and Initial  Certification,  as to each Mortgage
Loan:  (i) a  Mortgage Note is present and has been endorsed in accordance  with the  requirements  of Section 2 of this Agreement;  (ii) that is not a Cooperative  Loan, each  intervening  endorsement or intervening  assignment of mortgage is present in accordance with the  requirements of this Agreement;  (iii) that is not a Cooperative  Loan, an Assignment of Mortgage has been delivered in accordance with the  requirements  of this Agreement;  (iv) that is a  Cooperative  Loan,  the  Cooperative  Shares  and  Stock  Power  have  been  delivered  in  accordance  with the requirements  of this  Agreement;  (v) that  is a  Cooperative  Loan,  the  Proprietary  Lease  and  Assignment  of
Proprietary  Lease have been delivered in accordance with the  requirements of this Agreement;  and (vi) based upon such examination of the Mortgage Note only, the information set forth in items (i),  (ii),  (iii), (v), (vi), (vii)
and (xxvi) of the  definition of Mortgage  Loan Schedule  respecting  such  Mortgage Loan  accurately  reflects the information  on the Mortgage Loan Schedule.  With respect to each Mortgage  Loan,  the Custodian  shall indicate on the exception  report  attached to the Trust  Receipt and Initial  Certification  whether  (i) any of the documents required to be delivered  pursuant to  Section 2  above are not present and  (ii) the  power of attorney  delivered pursuant to Section 2 is not an original.

                  The  Custodian  makes  no  representations  as to  (i) the  validity,  legality,  enforceability, recordability  or genuineness of any of the Custodial Files  identified on the Mortgage Loan Schedule,  or (ii) the collectability,  insurability,  effectiveness  or suitability of any Mortgage Loan. The Custodian shall not conduct an independent  review of the Custodial  File other than as expressly  provided in this  Agreement.  In addition to the foregoing,  the document  exception report  referenced  herein shall also be delivered to the Indenture Trustee in an electronic form acceptable to the Indenture Trustee.

                  Section 4.        Obligations of the Custodian.

                  (a)      With respect to the Mortgage  Note,  the  Mortgage  and the  Assignment  of Mortgage and
other  documents  constituting  each Custodial File,  which either (i) are  delivered to the Custodian or (ii) come into the possession of the Custodian,  the Custodian is the custodian for the Indenture  Trustee  exclusively.  The
Custodian shall hold all mortgage  documents  received by it constituting  the Custodial File for the exclusive use and benefit of the Indenture  Trustee,  and shall make  disposition  thereof only in accordance with this Agreement and the  instructions  furnished by the Indenture  Trustee.  The Custodian shall segregate and maintain  continuous custody of all mortgage  documents  constituting  the  Custodial  File in secure and  fire-resistant  facilities in

                                                        10

accordance  with  customary  standards for such custody.  The Custodian  shall not be responsible to verify (i) the validity,  legality,  enforceability,  sufficiency,  due  authorization  or  genuineness  of any  document  in each
Custodial  File  or of any of the  Mortgage  Loans  or  (ii) the  collectability,  insurability,  effectiveness  or suitability  of any Mortgage  Loan.  The Custodian  shall not execute any  endorsements  on the Mortgage  Notes and
Assignments  of Mortgages  without the prior  written  consent of the  Indenture  Trustee,  except as otherwise set forth in Section 2 of this  Agreement or as otherwise  agreed to in writing  between the Indenture  Trustee and the
Custodian.

                  (b)      On or  before  March 1st  of each  calendar  year  beginning  with  March 1,  2009,  the
Custodian  shall, at its own expense,  cause a firm of independent  public  accountants  (who may also render other services to Custodian),  which is a member of the American  Institute of Certified Public  Accountants,  to furnish to the Master  Servicer  and the  Depositor  a report to the effect  that such firm  attests to and reports on, the assessment  made by such  asserting  party  pursuant to the  following  paragraph,  which  report  shall be made in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Exchange Act.

                  On or before March 1st of each calendar year,  beginning with March 1,  2009, the Custodian shall deliver to the Master  Servicer,  a report  regarding  its  assessment of  compliance  with the servicing  criteria identified in Exhibit 12  attached  hereto,  as of and for the fiscal year ending no later than  December 31 of the year prior to the year of delivery of the report,  as required  under  Rules 13a-18  and 15d-18 of the Exchange Act and Item 1122 of Regulation AB.  Each such report shall include (a) a statement of the party's  responsibility  for assessing  compliance with the servicing  criteria  applicable to such party,  (b) a statement that such party used the criteria  identified in Item 1122(d) of Regulation AB (§ 229.1122(d)) to assess  compliance with the applicable servicing  criteria,  (c) disclosure of any material instance of noncompliance  identified by such party, and (d) a statement that a registered public accounting firm has issued an attestation  report on such party's  assessment of compliance  with the applicable  servicing  criteria,  which report shall be delivered by the Custodian as provided in this Section 4.

                  The  Custodian  has not and shall not engage any  Subcontractor  which is  "participating  in the servicing  function " within the  meaning of  Item 1122  of  Regulation AB,  unless  such  Subcontractor  provides, beginning  March 1,  2008,  a report  and a  statement  of a  registered  public  accounting  firm  certifying  its compliance with the applicable servicing criteria in Item 1122(d) of Regulation AB.

                  The Custodian agrees to indemnify the Depositor,  the Indenture Trustee,  the Master Servicer and
the Securities  Administrator  and each of their  respective  directors,  officers and employees and the Trust fund
(each an  "Indemnified  Party") and hold each  harmless  from and against any losses,  damages,  penalties,  fines, forfeitures,  legal fees,  expenses and related costs,  judgments,  and any other costs, fees and expenses that any of them  may  sustain  directly  relating  to  (a) any  breach  by the  Custodian  of its  obligations  under  this
Section 4(b),  including particularly its obligations to provide any assessment of compliance or attestation report required to be included in any 1934 Act report,  (b) any  misstatement  or omission in any assessment of compliance or attestation report provided by the Custodian or any Subcontractor,  or (c) the negligence,  bad faith or willful misconduct of the Custodian in connection  with its performance  under this  Section 4(b).  If the  indemnification

                                                        11

provided for herein is unavailable  or  insufficient  to hold harmless any  Indemnified  Party,  then the Custodian agrees  that it shall  contribute  to the  amount  paid or  payable  by such  Indemnified  Party as a result of any claims,  losses,  damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect  the  relative  fault  of such  Indemnified  Party on the one hand and the  Custodian  on the  other.  This indemnification shall survive the termination of this Agreement or the termination of the Custodian.

                  If so  requested  by the  Master  Servicer,  Securities  Administrator,  Depositor  or  Indenture
Trustee,  on any date following the Closing Date, the Custodian  shall within (5) five Business Days following such request,  confirm in  accuracy  of the  representations  and  warranties  set forth in  Section 28  or, if any such representation  and  warranty is not  accurate as of the date of such  confirmation,  provide  reasonably  adequate disclosure of the pertinent  facts, in writing,  to the requesting  party. Any such request shall not be given more than once each calendar quarter,  unless such requesting party has a reasonable basis for a determination  that any of the representations and warranties may not be accurate.

                  For so long as the Notes are outstanding,  for the purpose of satisfying the Depositor's,  Master
Servicer's and Securities  Administrator's  reporting  obligations under the Exchange Act with respect to any class of Notes,  the Custodian shall  (a) notify the Depositor,  Master Servicer and Securities  Administrator in writing of any material  litigation or  governmental  proceedings  pending  against the Custodian that would be material to the holder of a Note, and  (b) provide to the Depositor,  Master Servicer and Securities  Administrator,  a written description of such  proceedings.  Any notices and  descriptions  required  under this paragraph  shall be given no later than five  Business  Days prior to the  Determination  Date  following  the month in which the  Custodian has knowledge of the  occurrence of the relevant  event.  As of the date the Depositor,  Master  Servicer or Securities
Administrator  files each Report on Form 10-D or Form 10-K with respect to the Notes,  the Custodian will be deemed to represent that any  information  previously  provided under this  Section 4,  if any, is materially  correct and does not have any material omissions unless the Custodian has provided an update to such information.

                  Section 5.        Final Trust Receipt.

                  Within one hundred  twenty  (120) days after the Closing  Date the  Custodian  shall  review with respect to each  Custodial  File that the Depositor has delivered and released to the  Custodian,  the documents or instruments described in Schedule 1 attached hereto.

                  Within one hundred  twenty  (120) days after the Closing  Date,  the  Custodian,  following  such review, shall deliver to the Indenture Trustee (with a copy to the Depositor, the Master Servicer, the Servicer and the  Seller),  a Final Trust  Receipt to the effect that,  as to each  Mortgage  Loan listed on the  Mortgage  Loan
Schedule (other than any Mortgage Loan (a) paid in full, or (b) specifically identified on such Final Trust Receipt as not covered by such Final Trust Receipt), (i) all documents required to be delivered to it pursuant to Section 5 of this Agreement are in its  possession;  (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan; (iii) based on its examination and only as to the foregoing  documents,  the information set forth in items (i), (ii),  (iii),  (v), (vi), (vii), and  (xxvi) of the definition of Mortgage Loan
Schedule respecting such Mortgage Loan accurately reflects the information on the Mortgage Loan

                                                        12

Schedule;  and  (v) each  Mortgage  Note has been  endorsed as provided in  Section 5  of this  Agreement  and each
Mortgage has been assigned in accordance with Section 5 of this Agreement.

                  Section 6.        Future Defects.

                  During the term of this  Agreement,  if the  Custodian  discovers  any defect with respect to the
Custodial  File,  the  Custodian  shall give  written  specification  of such  defect to the Master  Servicer,  the
Depositor,  the  Servicer  and the  Indenture  Trustee.  The  Custodian  shall not be  responsible  or  liable  for completing or correcting any missing,  incomplete or inconsistent documents,  causing any other person or entity to do so or notifying any person that any such action has or has not been taken.

                  Section 7.        Release for Servicing.

                  From time to time and as  appropriate  for the  foreclosure  or  servicing of any of the Mortgage
Loans, the Custodian shall,  upon receipt of two copies (or electronic  receipt) from the Servicer of a request for release of Custodial  File and receipt in the form similar to the form annexed  hereto as Exhibit 3,  or such other form in electronic format acceptable to the Custodian,  within five (5) Business Days release to the Servicer,  the related  Custodial  File.  All Custodial  Files so released to the Servicer  shall be held in trust by the Servicer for the sole benefit of the Indenture  Trustee in accordance with the terms of this  Agreement.  The Servicer shall return to the Custodian the Custodial File when the Servicer's  need therefor in connection  with such  foreclosure or servicing no longer  exists,  unless the Mortgage  Loan shall be  liquidated  in which case,  upon receipt of an additional  request for release of Custodial File and receipt  certifying  such  liquidation in the form similar to the form annexed hereto as Exhibit 3,  or such other form in electronic  format  acceptable to the  Custodian,  the request and receipt  submitted  pursuant to the first sentence of this Section 7 shall be released by the Custodian to the  Servicer.  In  connection  with the  Servicer's  processing  of a payoff  request for a Mortgage  Loan,  if required by the Servicer in order to calculate the prepayment  penalties,  if any, to be charged in connection with such payoff,  the  Servicer  may submit a request for release of Custodial  File and receipt in the form similar to the form annexed hereto as Exhibit 3,  with item (5)  checked (or some other form in electronic  format  acceptable to the  Custodian,  indicating  the same  information)  and stating that the  Servicer  requests a copy of the note rider or other document in the Custodial File  describing  the  prepayment  penalty.  The Custodian will provide to the Servicer a facsimile  (or other  electronic  copy) of the document so requested  within 48 hours  following the receipt of such request,  however the Custodian will use reasonable efforts to provide such requested  documents as soon as possible  following  receipt of such  requests;  provided  that, if the Custodian  receives more than fifty
(50) such payoff  requests on any single  Business Day, the Custodian will use  reasonable  efforts to provide such requested documents as soon as practicable following receipt of such requests.

                  In addition,  from time to time and as  requested  by the  Indenture  Trustee,  the  Custodian is hereby  authorized,  upon written receipt of two copies (or electronic  receipt) from the Indenture  Trustee,  of a request for release of Custodial File in  substantially  the form annexed  hereto as Exhibit 3,  or such other form in electronic format  acceptable to the Custodian,  to release to the Indenture Trustee or its designee the related
Custodial File. In order to facilitate the  administration  of certain customary  servicing  functions with respect

                                                        13

to any  Mortgage  Loans for which the  related  Mortgage  has been  assigned to the  Indenture  Trustee as provided herein,  the  Indenture  Trustee  shall  simultaneously  with the  execution  and delivery of this  Agreement,  and thereafter  from time to time upon request of the  Servicer,  execute and deliver a reasonable  number of originals of a limited  power of  attorney,  appointing  as  attorney-in-fact  either  the  Servicer  or,  at the  Servicer's discretion,  an agent of the Servicer,  substantially in the form attached hereto as Exhibit 9.  The Servicer shall indemnify  the  Trust  fund,  the  Indenture  Trustee  and  its  officers,  directors  and  agents  for any and all liabilities,  obligations,  losses,  compensatory  damages,  payments,  costs or expenses  of any kind  whatsoever, including  reasonable  attorney's  fees, that may be imposed on, incurred by or asserted  against the Trust fund or the  Indenture  Trustee as a result of the  Servicer's  misuse of such power of attorney  and/or the release of any
Mortgage  Loans or Custodial  Files to the Servicer or the retention of the Mortgage  Loans and Custodial  Files by the  Servicer  or any of its  Affiliates;  provided,  however,  the  Servicer  shall  not be  liable  to any of the foregoing  Persons for any amount and any portion of any such amount  resulting from the willful  misfeasance,  bad faith or negligence  of such Person.  The  provisions  of this  Section 7  shall  survive the  termination  of this
Agreement and/or the termination or resignation of the Servicer.

                  In addition to the  foregoing  releases,  the  Custodian  shall,  upon  receipt of two copies (or electronic  receipt) from a Seller of a request for release in the form annexed hereto as Exhibit 3,  or such other form in electronic  format  acceptable to the  Custodian,  within five (5) Business Days release to such Seller the
Custodial File for each Mortgage Loan for purposes of submitting such assignment for recordation.

                  Section 8.        Release for Payment.

                  Upon receipt by the  Custodian  of two copies (or  electronic  receipt)  from the Servicer of the
Servicer's  request for release of Custodial  File and receipt in the form  similar to the form  annexed  hereto as
Exhibit 3,  or  such  other  form  (which  may  be in  electronic  format)  acceptable  to  the  Custodian,  (which certification  shall  include a statement to the effect that all amounts  received or to be received in  connection with such payment,  repurchase or liquidation have been or will be credited to the related custodial account),  the
Custodian shall within five (5) Business Days release the related Custodial File to the Servicer.

                  In the event that the  Servicer  does not request the release of the  mortgage  files,  then upon receipt by the Custodian of two copies (or electronic  receipt) from the Master  Servicer of the Master  Servicer's request for release of  Custodial  File and receipt in the form  annexed  hereto as  Exhibit 3,  or such other form acceptable  to the  Custodian,  (which  certification  shall  include a  statement  to the effect  that all amounts received or to be  received  in  connection  with such  payment,  repurchase  or  liquidation  have been or will be credited to the  Distribution  Account),  the  Custodian  shall within five (5)  Business  Days release the related
Custodial File to the Master Servicer.

                                                        14

                  Section 9.        Fees and Expenses of Custodian.

                  The Custodian's  fees in connection  herewith shall be paid by the Master  Servicer.  The payment of the Custodian's expenses in connection herewith, shall be solely the obligation of the Trust fund.

                  Section 10.       Removal of Custodian.

                  The  Indenture  Trustee  may upon at least  sixty (60) days'  notice  remove  and  discharge  the
Custodian,  with  cause,  from the  performance  of its duties  under this  Agreement  by written  notice  from the
Indenture  Trustee to the  Custodian,  with a copy to the Servicer;  provided  however,  if the Custodian  fails to deliver any information,  certifications or reports required under Section 4,  the Indenture Trustee may remove and discharge the  Custodian  immediately  upon written  notice to the  Custodian  with a copy to the Servicer.  Having given notice of such removal,  the Indenture Trustee promptly shall appoint a successor  Custodian to act on behalf of the Indenture Trustee by written instrument,  one original  counterpart of which instrument shall be retained by the Indenture Trustee,  with a copy to the Servicer,  and an original to the successor  Custodian.  In the event of any such removal,  the Custodian  shall,  upon the Indenture  Trustee's  surrender of the Trust Receipt and Initial
Certification and Final Trust Receipt, as applicable,  promptly transfer to the successor  Custodian,  as directed, all Custodial  Files being  administered  under this  Agreement.  In the event of any such removal and  appointment the Trust fund shall be responsible for the fees and expenses of the existing and successor Custodian.

                  Section 11.       Transfer of Custodial Files.

                  Upon two (2) Business Days' prior written or electronic  notification  from the Indenture Trustee to the Custodian,  the Custodian  shall release to such persons as the Indenture  Trustee shall  designate all or a portion  of the  Custodial  Files  relating  to the  Mortgage  Loans  subject  to the  Trust  Receipt  and  Initial
Certification or Final Trust Receipt,  as applicable;  provided,  however,  if the Custodian is provided written or electronic  notification  from the  Indenture  Trustee on the day the  transfer is  requested,  prior to 12:00 P.M.
Pacific Time on such day, the  Custodian  shall  transfer not more than one hundred (100)  Custodial  Files or such other amount mutually agreed upon in writing by the Indenture Trustee and the Custodian.

                  Section 12.       Examination of Custodial Files.

                  Upon two (2) Business Days' prior written  notice to the Custodian and at the requesting  party's expense, the parties to this Custodial Agreement, and each of their respective agents,  accountants,  attorneys and auditors,  will be permitted  during normal business hours to examine,  inspect,  and make copies of, the Custodial
Files and any and all  documents,  records and other  instruments  or information in the possession of or under the control of the Custodian relating to any or all of the Mortgage Loans.

                  Section 13.       Insurance of Custodian.

                  At its own  expense,  the  Custodian  shall  maintain at all times  during the  existence of this
Agreement  and keep in full force and effect such  insurance  in amounts,  with  standard  coverage  and subject to deductibles,  all as is  customary  for  insurance  typically  maintained  by banks which act as a  custodian.  The

                                                        15

minimum coverage under any such bond and insurance  policies shall be at least equal to the  corresponding  amounts required by FNMA in the FNMA Servicing  Guide or by FHLMC in the FHLMC Sellers' & Servicers'  Guide.  Upon request, the  Indenture  Trustee  shall be entitled to receive  evidence  satisfactory  to the  Indenture  Trustee that such insurance is in full force and effect.

                  Section 14.       Counterparts.

                  For the purpose of  facilitating  the  execution  of this  Agreement  as herein  provided and for other  purposes,  this  Agreement  may be  executed  simultaneously  in any number of  counterparts,  each of which counterparts  shall be deemed to be an original,  and such  counterparts  shall  constitute and be one and the same instrument.

                  Section 15.       Periodic Statements.

                  Upon the written request of the Indenture  Trustee,  the Custodian shall provide to the Indenture
Trustee  a list of all the  Mortgage  Loans for  which  the  Custodian  holds a  Custodial  File  pursuant  to this
Agreement.  Such  list  may be in the  form of a copy of the  Mortgage  Loan  Schedule  with  manual  deletions  to specifically denote any Mortgage Loans paid off, repurchased or sold since the date of this Agreement.

                  Section 16.       GOVERNING LAW.

                  THIS  AGREEMENT  SHALL BE CONSTRUED IN ACCORDANCE  WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT
REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN  SECTION 5-1401 OF THE NEW YORK GENERAL  OBLIGATIONS LAW),
AND THE  OBLIGATIONS,  RIGHTS,  AND REMEDIES OF THE PARTIES  HEREUNDER  SHALL BE DETERMINED IN ACCORDANCE WITH SUCH
LAWS.

                  Section 17.       Copies of Mortgage Documents.

                  Upon the written  request of the  Indenture  Trustee or a Servicer and at the cost and expense of the Trust fund, the Custodian  shall provide the Indenture  Trustee with copies of the Mortgage  Notes,  Mortgages,
Assignments  of  Mortgage,  lender's  title  insurance  policy and other  documents  relating to one or more of the
Mortgage Loans.

                  Section 18.       No Adverse Interest of Custodian.

                  By execution of this Agreement,  the Custodian  represents and warrants that it currently  holds, and during the existence of this  Agreement  shall hold, no interest  adverse to the Indenture  Trustee,  by way of security or otherwise,  in any Mortgage  Loan,  and hereby waives and releases any such interest  which it may have in any Mortgage Loan as of the date hereof.

                  Section 19.       Termination by Custodian.

                  The Custodian may terminate its  obligations  under this Agreement upon at least sixty (60) days'
prior notice to the Servicer and the Indenture  Trustee.  In the event of such  termination,  the Indenture Trustee

                                                        16

shall appoint a successor  Custodian.  The payment of the existing  Custodian's or such successor  Custodian's fees and  expenses  shall be solely  the  responsibility  of the  Trust.  Upon such  appointment,  the  Custodian  shall promptly  transfer to the successor  Custodian,  as directed,  all Custodial  Files being  administered  under this
Agreement.

                  Section 20.       Term of Agreement.

                  Unless  terminated  pursuant to Section 10 or Section 19  hereof,  this Agreement shall terminate upon the final  payment or other  liquidation  (or advance with respect  thereto) of the last  Mortgage Loan or the disposition  of all property  acquired upon  foreclosure  or deed in lieu of  foreclosure of any Mortgage Loan, and the  final  remittance  of all  funds  due under the Sale and  Servicing  Agreement.  In such  event all  documents remaining in the Custodial  Files shall be released in accordance  with the written  instructions  of the Indenture
Trustee.

                  Section 21.       Notices.

                  All  demands,  notices and  communications  hereunder  shall be in writing and shall be deemed to have been duly given when  received by the  recipient  party (i) in the case of the Seller and the  Servicer,  3000
Leadenhall Road, Mt. Laurel, NJ 08054, Attention:  Vice President Servicing - PHHMC 2008-CIM2,  (ii) in the case of the Depositor,  Credit Suisse First Boston Mortgage  Acceptance Corp., 11 Madison Avenue,  4th Floor, New York, New
York,  10010  Attention:  Peter Sack,  (iii) in the case of the  Custodian,  at the address shown on the first page hereof,  (iv) in the case of the  Indenture  Trustee,  452 Fifth Avenue,  New York,  New York 10018,  Attn:  CTLA —
PHHMC 2008-CIM2,  and (v) in the case of the Master  Servicer,  Wells Fargo Bank,  N.A.,  9062 Old  Annapolis Road,
Columbia,  Maryland 21045, Attention:  PHHMC 2008-CIM2, or in any case, at such other addresses as may hereafter be furnished to the other party by like notice.  Any such demand,  notice or  communication  hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee.

                  Section 22.       Successors and Assigns.

                  This Agreement  shall inure to the benefit of the  successors and assigns of the parties  hereto;
provided  however,  that the form of any  assignment  by any party of its  interests  hereunder  shall be in a form reasonably  acceptable to the Indenture Trustee, the Servicer and the Custodian.  Such assignment shall be executed
by  an  authorized   representative  of  the  assignor  and  any  assignee  shall  forward  a  list  of  authorized representatives to each party to this Agreement pursuant to Section 26 of this Agreement.

                  Section 23.       Indemnification of Custodian.

                  The Custodian and its directors,  officers,  agents and employees  shall be indemnified  and held harmless  by the  Trust  against  any  and all  liabilities,  obligations,  losses,  damages,  penalties,  actions, judgments,  suits,  costs,  expenses  or  disbursements  of any kind or  nature  whatsoever,  including  reasonable attorney's  fees,  that may be imposed on,  incurred  by, or asserted  against it or them in any way relating to or arising  out of this  Custodial  Agreement  or any action  taken or not taken by it or them  hereunder  unless such liabilities,  obligations,  losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements were  imposed on,  incurred by or asserted  against the  Custodian  because of the breach by the  Custodian  of its

                                                        17

obligations  hereunder,  which breach was caused by  negligence,  lack of good faith or willful  misconduct  on the part of the Custodian or any of its directors,  officers,  agents or employees.  In no event shall the Custodian or its directors,  officers,  agents and employees be held liable for any special,  indirect or consequential  damages from any action taken or omitted to be taken by it or them  hereunder or in connection  herewith even if advised of the  possibility of such damages.  The  indemnification  set forth in this section shall survive any termination or assignment of this Custodial Agreement and the termination or removal of the Custodian.

                  Section 24.       Reliance of Custodian.

                  (a)      The  Custodian  may  conclusively  rely,  as to the  truth  of the  statements  and  the correctness  of the opinions  expressed  therein,  upon any request,  instructions,  certificate,  opinion or other document  furnished to the  Custodian,  reasonably  believed by the Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the  requirements of this Agreement;  but in the case of any loan document or other  request,  instruction,  document or  certificate  which by any  provision  hereof is specifically  required to be furnished to the  Custodian,  the Custodian  shall be under a duty to examine the same to determine,  subject to the  limitations  on the  Custodian's  obligations  set forth  herein,  whether or not it conforms to the requirements of this Agreement.

                  (b)      The  Custodian  shall  have  no  duties  or  responsibilities   except  those  that  are
specifically set forth in this Agreement.  The Custodian shall have no responsibility  nor duty with respect to any
Custodial File while such Custodial File is not in its  possession.  If the Custodian  requests  instructions  from the Indenture  Trustee with respect to any act,  action or failure to act in connection  with this  Agreement,  the
Custodian  shall be entitled to refrain  from taking  such action and  continue to refrain  from acting  unless and until the  Custodian  shall have  received  written  instructions  from the  Indenture  Trustee  with  respect to a
Custodial File without incurring any liability therefor to the Indenture Trustee or any other Person.

                  (c)      Other  than  as  provided  herein,  neither  the  Custodian  nor  any of its  directors, officers,  agents or employees shall be liable for any action or omission to act hereunder  except for its or their own  negligence  or lack of good  faith or  willful  misconduct.  In no event  shall  the  Custodian  or any of its directors,  officers,  agents or employees have any  responsibility to ascertain or take action except as expressly provided herein.

                  (d)      Neither the Custodian nor any of its directors,  officers,  agents or employees shall be liable for any action taken or not taken by it or them in good faith in the  performance of its  obligations  under this Agreement.  The obligations of the Custodian or any of its directors,  officers,  agents or employees shall be determined solely by the express provisions of this Agreement. No representation,  warranty,  covenant,  agreement, obligation or duty of the Custodian or any of its directors,  officers,  agents or employees  shall be implied with respect to this Agreement or the Custodian's services hereunder.

                  (e)      The Custodian, its directors,  officers,  agents and employees shall be under no duty or obligation to inspect,  review or examine the Custodial  Files to determine that the contents  thereof are genuine, enforceable or appropriate  for the represented  purpose or that they have been actually  recorded or that they are other than what they purport to be on their face.

                                                        18

                  (f)      The  Custodian may consult with counsel  selected by the Custodian  with regard to legal questions  arising out of or in connection with this Agreement,  and the advice or opinion of such counsel shall be full and complete  authorization and protection in respect of any action  reasonably taken,  omitted or suffered by the Custodian in good faith and in accordance therewith.

                  (g)      No provision of this  Agreement  shall  require the  Custodian to expend or risk its own funds or  otherwise  incur  financial  liability  (other than  expenses  or  liabilities  otherwise  required to be incurred by the express  terms of this  Agreement)  in the  performance  of its duties  under this  Agreement if it shall have  reasonable  grounds for believing that repayment of such funds or adequate  indemnity is not reasonably assured to it.

                  (h)      Any  corporation  into which the  Custodian  may be merged or converted or with which it may be  consolidated,  or any  corporation  resulting  from any merger,  conversion or  consolidation  to which the
Custodian shall be a party,  or any corporation  succeeding to the business of the Custodian shall be the successor of the  Custodian  hereunder  without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties  hereto  except where an  instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

                  Section 25.       Transmission of Custodial Files.

                  Written  or  electronic  instructions  as to the method of  shipment  and  shipper(s),  which the
Custodian  is directed to utilize in  connection  with  transmission  of mortgage  files and loan  documents in the performance of the Custodian's  duties  hereunder,  shall be delivered by the applicable  Servicer or the Indenture
Trustee  (each a  "Requesting  Party")  to the  Custodian  prior to any  shipment  of any  mortgage  files and loan documents  hereunder;  and the cost of transmitting such files shall be reimbursable  from the Trust fund.  Without limiting the generality of the provisions of Section 23  above,  it is expressly  agreed that in no event shall the
Custodian  have any  liability  for any  losses  or  damages  to any  person,  including  without  limitation,  any
Requesting Party, arising out of actions of the Custodian consistent with instructions of the Requesting Party.

                  Section 26.       Authorized Representatives.

                  Each  individual  designated  as an  authorized  representative  of the  Indenture  Trustee,  the
Custodian  and the Servicer  respectively  (an  "Authorized  Representative"),  is  authorized  to give and receive notices,  requests and instructions and to deliver  certificates and documents in connection with this Agreement on behalf of the Indenture  Trustee,  the Custodian and the Servicer,  as the case may be, and the specimen  signature for each such  Authorized  Representative  of the  Indenture  Trustee,  the  Custodian  and the Servicer  initially authorized hereunder, as set forth on Exhibit 4,  Exhibit 5 and Exhibit 6 hereof,  respectively.  From time to time the parties  hereto may change the  information  previously  given  pursuant to this  Section 26  by  delivering  a revised  exhibit to (i) all parties with respect to the Custodian and the Indenture  Trustee or (ii) the  Custodian
and the Indenture  Trustee with respect to the Servicer;  provided;  however,  each of the parties  hereto shall be entitled to rely conclusively on the then current exhibit until receipt of a superseding exhibit.

                                                        19

                  Section 27.       Reproduction of Documents.

                  This  Custodial  Agreement  and  all  documents  relating  thereto  except  with  respect  to the
Custodial File,  including,  without  limitation,  (a) consents,  waivers and modifications  which may hereafter be executed,  and (b) certificates and other information  previously or hereafter furnished,  may be reproduced by any photographic,  photostatic,  microfilm,  microcard,  miniature  photographic or other similar process.  The parties agree that any such  reproduction  shall be  admissible  in  evidence  as the  original  itself in any  judicial or administrative  proceeding,  whether or not the original is in existence and whether or not such  reproduction  was made by a party in the regular course of business,  and that any enlargement,  facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

                  Section 28.       Custodian Representations.

                  The  Custodian  shall be  deemed to  represent  to the  Depositor,  Master  Servicer,  Securities
Administrator  and  Indenture  Trustee as of the date hereof and on each date on which  information  is provided to such parties under  Section 4  that,  except as disclosed in writing  prior to such date:  (A) there are no aspects of its financial  condition  that could have a material  adverse  effect on the  performance by it of its Custodian obligations  under this  Agreement or any other similar asset backed  securitization  transaction as to which it is the  custodian;  (B) there  are no material  legal  proceedings  pending  against it or any  material  governmental proceedings  pending (or known to be contemplated) against it; and (C) there are no affiliations,  relationships or transactions  relating to the Custodian with respect to the Depositor,  Master Servicer,  Securities  Administrator
or Indenture Trustee or any sponsor,  issuing entity,  servicer,  originator,  significant obligor,  enhancement or support  provider or other material  transaction  party (as such terms are used in  Regulation AB)  relating to the securitization  transaction contemplated by this Agreement.

                  Section 29.       Amendment.

                  This  Custodial  Agreement  may be amended from time to time by written  agreement  signed by the
Servicer, the Indenture Trustee and the Custodian.

                  Section 30.       Limitations on the Responsibilities of the Custodian.

                  (a)      Neither the Custodian nor any of its Affiliates,  directors,  officers, agents, counsel, attorneys-in-fact,  and employees  shall be liable for any action or omission to act  hereunder  except for its own
or such person's gross  negligence or willful  misconduct.   Notwithstanding  the foregoing  sentence,  in no event
shall the Custodian or its Affiliates,  directors, officers, agents, counsel,  attorneys-in-fact,  and employees be held liable for any  special,  indirect,  punitive or  consequential  damages  resulting  from any action  taken or omitted to be taken by it or them  hereunder or in connection  herewith even if advised of the  possibility of such damages.  The  provisions of this  Section 30  shall  survive the  resignation  or removal of the Custodian and the termination of this Agreement.

                                                        20

                  (b)      The Custodian  shall not be  responsible  for preparing or filing any reports or returns relating to federal,  state or local income taxes with respect to this  Agreement,  other than for the  Custodian's compensation or for reimbursement of expenses.

                  (c)      The Custodian  shall not be  responsible or liable for, and makes no  representation  or warranty  with  respect to, the  validity,  adequacy  or  perfection  of any lien upon or security  interest in any
Mortgage Loan.

                  (d)      The Custodian shall not be responsible  for delays or failures in performance  resulting
from acts beyond its control.   Such acts shall  include,  but not be limited to, acts of God,  strikes,  lockouts, riots, acts of war or terrorism, epidemics,  nationalization,  expropriation,  currency restrictions,  governmental regulations  superimposed  after the fact, fire,  communication  line failures,  computer viruses,  power failures, earthquakes  or other  disasters  of  similar  nature,  provided  however,  the  Custodian  shall  take  reasonably appropriate  measures  to  prevent  any such acts from  causing  delays  and  failures  in  performance  under this
Agreement.

                  (e)      The duties and  obligations  of the  Custodian  shall only be such as are  expressly set forth in this  Agreement or as set forth in a written  amendment to this  Agreement  executed by the parties hereto or their  successors  and  assigns.  In the event that any  provision of this  Agreement  implies or requires  that action or  forbearance  be taken by a party,  but is silent as to which  party has the duty to act or refrain  from acting,  the parties  agree that the Custodian  shall not be the party  required to take the action or refrain from acting.  In no event shall the Custodian  have any  responsibility  to ascertain or take action except as expressly provided herein.

                  (f)      Nothing  in this  Agreement  shall be  deemed to  impose  on the  Custodian  any duty to qualify to do business in any jurisdiction,  other than (i) any  jurisdiction  where any Mortgage Loan is or may be held by the Custodian from time to time  hereunder,  and (ii) any  jurisdiction  where its ownership of property or conduct of business  requires such  qualification and where failure to qualify could have a material adverse effect on the Custodian or its property or business or on the ability of the Custodian to perform it duties hereunder.

                  (g)      The  Custodian  shall  have no duty to  ascertain  whether  or not any  cash  amount  or payment has been received by the Indenture Trustee, any Servicer or any third person.

                                                        21

                  IN WITNESS  WHEREOF,  the  Indenture  Trustee,  the  Custodian and the Servicer have caused their names to be duly signed hereto by their respective  officers  thereunto duly  authorized,  all as of the date first above written.

HSBC BANK USA, NATIONAL ASSOCIATION,                           PHH MORTGAGE CORPORATION,
as  Indenture   Trustee  for  the  PHH  Mortgage   Trust,      as Servicer
Series 2008-CIM2, Mortgage-Backed Notes
                                                               By: ________________________________
By: ________________________________                           Name: ______________________________
Name: ______________________________                           Title: ________________________________
Title: ________________________________

WELLS FARGO BANK, N.A.,
as Custodian

By: __________________________________
Name: ________________________________
Title: _________________________________

                                                    SCHEDULE 1

                                                DOCUMENTS TO REVIEW

         With respect to each Custodial File, the Custodian will review:

         1.       the  Mortgage  Note and the  Mortgage  each appear to bear an original  signature  or  signatures purporting  to be the  signature or  signatures  of the Person or Persons  named as the maker and
                  Mortgagor,  or in the case of copies of the Mortgage  permitted under Section 5 of the Agreement, that such copies bear a reproduction of such signature;

         2.       amount of the  Mortgage  Note is the same as the amount  specified  on the related  Mortgage  and
                  Loan Schedule;

         3.       the mortgagee is the same as the payee on the Mortgage Note;

         4.       the Mortgage  contains a legal  description  other than  address,  city and state on the page and has evidence of recording  thereon provided that Custodian shall have no  responsibility  for the accuracy or completeness of such legal description;

         5.       the notary  section  (acknowledgment)  is present and  attached to the  related  Mortgage  and is signed;

         6.       neither the  original  Mortgage  Note,  nor the copy of the  Mortgage  delivered  pursuant to the
                  Agreement,  nor the original  Assignment  of Mortgage  contain any  notations on their face which appear  in the good  faith  judgment  of  Custodian  to  evidence  any  claims,  liens,  security interests, encumbrances or restrictions on transfer;

         7.       the Mortgage Note is endorsed in blank by the last holder or payee thereof;

         8.       each original  Assignment of Mortgage in blank,  except in the case of such loan is MERS, and any intervening  assignment of mortgage,  (or in the case of a MERS designated  mortgage loan,  MERS)
                  if  applicable,  appears to bear the  original  signature of the named  mortgagee or  beneficiary including any subsequent  assignors,  as  applicable,  or in the case of copies  permitted  under
                  Section 5 of the Agreement,  that such copies appear to bear a reproduction  of such signature of signatures,  and the intervening  assignments of mortgage evidence a complete chain of assignment and transfer of the related Mortgage from the originating Person to last holder;

         9.       the notary section  (acknowledgment)  is present and attached to each intervening  assignment and is signed; and

         10.      based upon a review of the Mortgage  Note,  the loan  identification  number,  the borrower name, the property  address  (including,  street address,  city, state and zip code), the original loan amount,  the  interest  rate,  the date of the  Mortgage  Note,  the first  payment  date and the maturity  date for each asset  class as set forth in the  Mortgage  Loan  Schedule  delivered  by
                  Seller to Custodian are correct.

                                                        2

                                                     EXHIBIT 1

                                  FORM OF TRUST RECEIPT AND INITIAL CERTIFICATION

                                                                                            _________________, 200_

HSBC Bank USA, National Association
452 Fifth Avenue
New York, New York 10018

PHH Mortgage Corporation
3000 Leadenhall Road
Mt. Laurel, NJ 08054

                  Re:      Custodial Agreement, dated as of July 1, 2008, among HSBC Bank USA, National
                           Association, as the Indenture Trustee, Wells Fargo Bank, N.A., as the Custodian, and
                           PHH Mortgage Corporation, as the Servicer

Ladies and Gentlemen:

                  In accordance with the provisions of Section 3 of the above-referenced  Custodial Agreement,  the undersigned,  as the  Custodian,  hereby  certifies  that as to each  Mortgage  Loan  listed on the  Mortgage  Loan
Schedule  (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the  attachment  hereto) it has reviewed the Custodial Files and has determined that (i) all  documents  required to be delivered to it pursuant to
Sections 2  of the Custodial  Agreement are in its  possession;  (ii) such  documents  have been reviewed by it and appear regular on their face and related to such Mortgage Loan;  (iii) based on its  examination and only as to the foregoing  documents,  the  information set forth in items (i),  (ii),  (iii),  (v), (vi),  (vii) and (xxvi) of the definition of Mortgage Loan Schedule  respecting  such Mortgage Loan  accurately  reflects the  information  on the
Mortgage Loan  Schedule;  and  (iv) each  Mortgage Note has been endorsed as provided in Section 2 of the Custodial
Agreement  and each  Mortgage has been  assigned in  accordance  with  Section 2 of the  Custodial  Agreement.  The
Custodian  makes  no  representations  as  to  (i) the  validity,   legality,   enforceability,   sufficiency,  due
authorization  or  genuineness  of any of the documents  contained in each Custodial File or of any of the Mortgage
Loans or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

                  The Custodian  hereby  confirms that it is holding each such  Custodial  File as agent and bailee of and  custodian  for the  exclusive  use and  benefit  of the  Indenture  Trustee  pursuant  to the  terms of the
Custodial Agreement.

                  Capitalized  terms  used  herein  shall  have  the  meaning  ascribed  to them  in the  Custodial
Agreement.

                                                WELLS FARGO BANK, N.A.
                                                (Custodian)

                                                By:___________________________
                                                Name: ________________________
                                                Title: _________________________

                                                        2

                                                     EXHIBIT 2

                                            FORM OF FINAL TRUST RECEIPT

                                                                                                 _________ __, 200_

                                                                          Aggregate Amount of Mortgage Loans: _____

HSBC Bank USA, National Association
452 Fifth Avenue
New York, New York 10018

Credit Suisse First Boston Mortgage Acceptance Corp.
11 Madison Avenue, 4th Floor
New York, New York 10010

Wells Fargo Bank, N.A.
P.O. Box 98
Columbia, Maryland 21046

PHH Mortgage Corporation
3000 Leadenhall Road
Mt. Laurel, NJ 08054

                  Re:      Custodial Agreement, dated as of July 1, 2008, among HSBC Bank USA, National
                           Association, as the Indenture Trustee, Wells Fargo Bank, N.A., as the Custodian, and
                           PHH Mortgage Corporation, as the Servicer

Ladies and Gentlemen:

                  In accordance with the provisions of Section 5 of the above-referenced  Custodial Agreement,  the undersigned,  as the  Custodian,  hereby  certifies  that as to each  Mortgage  Loan  listed on the  Mortgage  Loan
Schedule  (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the  attachment  hereto) it has reviewed the Custodial Files and has determined that (i) all  documents  required to be delivered to it pursuant to
Section 5 of the Custodial Agreement are in its possession  (notwithstanding  anything herein to the contrary,  the
Custodian  shall not be responsible  for verifying any  endorsements  or riders  associated with the title policy);
(ii) such  documents  have been reviewed by it and appear  regular on their face and related to such Mortgage Loan;
(iii) based on its  examination  and only as to the foregoing  documents,  the  information set forth in items (i),
(ii),  (iii),  (v),  (vi),  (vii) and (xxvi) of the definition of Mortgage Loan Schedule  respecting  such Mortgage
Loan  accurately  reflects the  information  on the Mortgage Loan  Schedule;  and (iv) each  Mortgage Note has been endorsed as provided in Section 5 of the  Custodial  Agreement  and each  Mortgage has been  assigned in accordance with  Section 5  of the  Custodial  Agreement.  The  Custodian  makes no  representations  as to (i) the  validity, legality,  enforceability,  sufficiency, due authorization or genuineness of any of the documents contained in each
Custodial  File  or of any of the  Mortgage  Loans  or  (ii) the  collectability,  insurability,  effectiveness  or suitability of any such Mortgage Loan.

                  The Custodian  hereby  confirms that it is holding each such  Custodial  File as agent and bailee of, and custodian for the exclusive use and benefit,  and subject to the sole direction,  of the Indenture  Trustee pursuant to the terms and conditions of the Custodial Agreement.

                  Capitalized  terms  used  herein  shall  have  the  meaning  ascribed  to them  in the  Custodial
Agreement.

                                               WELLS FARGO BANK, N.A.

                                               (Custodian)

                                               By:___________________________
                                               Name: ________________________
                                               Title: _________________________

                                                        2

                                                     EXHIBIT 3

                                   FORM OF REQUEST FOR RELEASE OF CUSTODIAL FILE

To:  Wells Fargo Bank, N.A.
2030 Main Street, Suite 100
Irvine, California 92614

                  Attn:  [Manager- PHHMC 2008-CIM2]

                  Re:      Custodial Agreement, dated as of July 1, 2008, among HSBC Bank USA, National
                           Association, as the Indenture Trustee, Wells Fargo Bank, N.A., as the Custodian, and
                           PHH Mortgage Corporation, as the Servicer

                  All  Capitalized  terms used  herein  shall have the meaning  ascribed  to them in the  Custodial
Agreement (the "Agreement") referenced above.

                  In  connection  with the  administration  of the Mortgage  Loans held by you as Custodian for the
Indenture  Trustee  pursuant  to the  above-captioned  Custodial  Agreement,  we request  the  release,  and hereby acknowledge receipt, of the Custodial File for the Mortgage Loan described below, for the reason indicated.

Mortgagor Name, Address & Zip Code:

Mortgage Loan Number:

Reason for Requesting Documents (check one):

_______                    1.       Mortgage Paid in Full

_______                    2.       Foreclosure

_______                    3.       Substitution

_______                    4.       Other Liquidation (Repurchases, etc.)

_______                    5.       Nonliquidation   Reason:___________________________

Address to which Custodian should
Deliver the Custodial File:                 __________________________________________
                                            __________________________________________
                                            __________________________________________

                                            By:_____________________________________
                                                     (authorized signer)

                                            Issuer:___________________________________

                                            Address:__________________________________
                                                    __________________________________

                                            Date:____________________________________

Custodian

Wells Fargo Bank, N.A.

Please acknowledge the execution of the above request by your signature and date below:

Signature                                                    Date

________________________________________________     ________________________________________________
Documents returned to Custodian:

Custodian                                                    Date

________________________________________________     ________________________________________________

                                                        2

                                                     EXHIBIT 4

                                AUTHORIZED REPRESENTATIVES OF THE INDENTURE TRUSTEE

NAME                                                         SPECIMEN SIGNATURE
_________________________                                    _________________________
_________________________                                    _________________________
_________________________                                    _________________________
_________________________                                    _________________________

                                                     EXHIBIT 5

                                    AUTHORIZED REPRESENTATIVES OF THE CUSTODIAN

NAME                                                         SPECIMEN SIGNATURE
_________________________                                    _________________________
_________________________                                    _________________________
_________________________                                    _________________________
_________________________                                    _________________________

                                                     EXHIBIT 6

                                    AUTHORIZED REPRESENTATIVES OF THE SERVICER

NAME                                                         SPECIMEN SIGNATURE
_________________________                                    _________________________
_________________________                                    _________________________
_________________________                                    _________________________
_________________________                                    _________________________

                                                     EXHIBIT 7

                                                    [RESERVED]

                                                     EXHIBIT 8

                                                    [RESERVED]

                                                     EXHIBIT 9

                                         FORM OF LIMITED POWER OF ATTORNEY

                                             LIMITED POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS,  that HSBC Bank USA,  National  Association,  a national  banking association,  having a place of business at 452 Fifth Avenue,  New York,  New York 10018, as Indenture Trustee (the
"Indenture  Trustee")  pursuant  to that  certain  Custodial  Agreement,  dated as of July 1, 2008 by and among the
Indenture  Trustee,  Wells Fargo Bank, N.A. and PHH Mortgage  Corporation (the "Agreement")  hereby constitutes and appoints PHH Mortgage  Corporation  (the  "Servicer"),  by and through the  Servicer's  officers,  as the Indenture
Trustee's  true and  lawful  attorney-in-fact,  in the  Indenture  Trustee's  name,  place  and  stead  and for the
Indenture  Trustee's  benefit,  in  connection  with all Mortgage  Loans  serviced by the  Servicer  subject to the
Agreement,  for the  purpose of  performing  all acts and  executing  all  documents  in the name of the  Indenture
Trustee as may be customarily  and  reasonably  necessary and  appropriate  to effectuate the following  enumerated transactions  in  respect  of any of the  mortgages  or deeds  of trust  (each a  "Mortgage"  or a "Deed of  Trust"
respectively)  and promissory  notes secured  thereby (each a "Mortgage  Note") for which the undersigned is acting as  Indenture  Trustee  pursuant to the  Agreement  (whether  the  undersigned  is named  therein as  mortgagee  or beneficiary  or has become  mortgagee by virtue of endorsement of the Mortgage Note secured by any such Mortgage or
Deed of Trust) and for which the Servicer is acting as servicer, all subject to the terms of the Agreement.

                  This appointment shall apply to the following enumerated transactions only:

         1.       The  modification  or  re-recording  of a Mortgage or Deed of Trust,  where the  modification  or re-recording  is to correct the Mortgage or Deed of Trust to conform same to the original  intent of the parties  thereto or to correct  title errors  discovered  after such title  insurance  was issued and the  modification or re-recording,  in either instance,  does not adversely affect the lien of the Mortgage or Deed of Trust as insured.

         2.       The  subordination  of the  lien of a  Mortgage  or Deed of Trust  to an  easement  in favor of a public  utility  company  or any  governmental  agency  of the  United  States  or any  state  or political  subdivision  thereof  or agency  thereof  or other  entity  having  powers of  eminent
                  domain;   this  section   shall   include,   without   limitation,   the   execution  of  partial
                  satisfaction/release,  partial  reconveyances  or  the  execution  of  requests  to  trustees  to accomplish same.

         3.       The  conveyance  of the  properties to the mortgage  insurer,  or the closing of the title to the property to be acquired as real estate owned, or conveyance of title to real estate owned.

         4.       The completion of loan assumption agreements.

         5.       The execution and delivery of any quitclaim,  special warranty,  limited  warranty,  statutory or grant deed in connection with the disposition of REO property.

         6.       The full  satisfaction/release  of a Mortgage or Deed of Trust or full  reconveyance upon payment and discharge of all sums secured thereby,  including,  without  limitation,  cancellation of the related Mortgage Note.

         7.       The  assignment  of any Mortgage or Deed of Trust and the related  Mortgage  Note,  in connection with the repurchase of the mortgage loan secured and evidenced thereby.

         8.       The full  assignment  of a  Mortgage  or Deed of Trust upon  payment  and  discharge  of all sums secured thereby in conjunction with the refinancing thereof,  including,  without limitation, the assignment of the related Mortgage Note.

         9.       With  respect to a Mortgage or Deed of Trust,  the  foreclosure,  the taking of a deed in lieu of
                  foreclosure,   or  the  completion  of  judicial  or  non-judicial  foreclosure  or  termination, cancellation or rescission of any such foreclosure,  including,  without limitation,  any and all of the following acts:

                  (a)      the  substitution of trustee(s)  serving under a Deed of Trust, in accordance with state law and the Deed of Trust;

                  (b)      the preparation and issuance of statements of breach or non-performance;

                  (c)      the preparation and filing of notices of default and/or notices of sale;

                  (d)      the cancellation/rescission of notices of default and/or notices of sale;

                  (e)      the taking of a deed in lieu of foreclosure; and

                  (f)      the  preparation  and execution of such other  documents and  performance  of such other actions  as may be  necessary  under the terms of the  Mortgage,  Deed of Trust or state law to expeditiously complete said transactions in paragraphs 9(a) through 9(e) above.

                  The undersigned gives its  attorney-in-fact  full power and authority to execute such instruments and to do and  perform  all and every act and thing  necessary  and proper to carry into effect the power or powers granted by or under this Limited  Power of  Attorney,  each  subject to the terms and  conditions  set forth in the
Agreement and in accordance  with the standard of care  applicable to servicers as fully as the  undersigned  might or could do, and hereby does ratify and confirm to all that its said  attorney-in-fact  shall  lawfully do or cause to be done by authority hereof.  This Limited Power of Attorney shall be effective as of the date set forth below.

                  Any third party  without  actual notice of fact to the contrary may rely upon the exercise of the power  granted  under this Limited  Power of Attorney;  and may be  satisfied  that this Limited  Power of Attorney shall  continue in full force and effect and has not been revoked  unless an instrument of revocation has been made in writing by the undersigned, and such third party put on notice thereof.

                                                        2

                  IN WITNESS WHEREOF,  HSBC Bank USA,  National  Association,  as Indenture Trustee pursuant to the
Agreement,  has caused its corporate seal to be hereto affixed and these presents to be signed and  acknowledged in its name and behalf by ______________________,  its duly elected and authorized  _________________________ this ___
day of _________________, 200__.

                                              HSBC BANK USA, NATIONAL ASSOCIATION, as Indenture Trustee
                                              By:___________________________
                                              Name: ___________________________
                                              Title: ___________________________

STATE OF ________________
COUNTY OF ______________

                  On  _____________________,  200__,  before me, the  undersigned,  a Notary Public in and for said state, personally appeared  _______________________,  as ____________________of HSBC BANK USA, NATIONAL ASSOCIATION
as Indenture  Trustee,  personally  known to me to be the person whose name is subscribed to the within  instrument and  acknowledged  to me that  he/she  executed  that same in  his/her  authorized  capacity,  and that by  his/her signature on the instrument the entity upon behalf of which the person acted and executed the instrument.

                  WITNESS my hand and official seal.

(SEAL)

                                                     ________________________________
                                                     Notary Public

                                                    EXHIBIT 10

                                              MORTGAGE LOAN SCHEDULE

                                        ON FILE WITH THE INDENTURE TRUSTEE

                                                    EXHIBIT 11

                                             SUBSTITUTE MORTGAGE LOANS

1.       For purposes of this Exhibit 11,  the following  capitalized terms have the respective  meanings set forth below:

         Administration  Fee Rate:  With  respect  to each Loan will be equal to the sum of (i) the  Servicing  Fee
         Rate,  (ii) the  Master  Servicing Fee Rate and  (iii) the  Group I Owner Trustee Fee Rate or the Group II
         Owner Trustee Fee Rate, as applicable.

         Advance:  Either  (i) a  Monthly  Advance  made by the Servicer as such term is defined in and pursuant to the Mortgage Loan Purchase and Servicing Agreement or (ii) an advance made by the Master Servicer.

         Deleted Loan: A Mortgage Loan replaced or to be replaced by a Substitute Mortgage Loan.

         Distribution  Date:  The  25th  day  (or,  if such  25th  day is not a  Business  Day,  the  Business  Day immediately succeeding such 25th day) of each month, with the first such date being in May 2008.

         Monthly  Advance:  As to any Loan or REO  Property,  any  advance  made by the  Servicer in respect of any
         Determination  Date or in respect of any Distribution Date by a successor  Servicer  (including the Master
         Servicer) or by the Master Servicer or Indenture  Trustee (which  advances shall not include  principal or interest  shortfalls  due to bankruptcy  proceedings  or application of the Relief Act or similar state or local laws).

         Net  Mortgage  Rate:  For each  Loan and for any date of  determination,  a per  annum  rate  equal to the
         Mortgage Interest Rate for such Loan less the Administration Fee Rate.

         Nonrecoverable  Advance:  With respect to any Loan,  any Advance or Servicing  Advance  which the Servicer shall have  determined  to be a  Nonrecoverable  Advance as defined in and pursuant to the  Mortgage  Loan
         Purchase and  Servicing  Agreement,  or which the Master  Servicer  (including  the  Indenture  Trustee as successor  Master  Servicer)  shall  have  determined  to be  nonrecoverable  as  defined  in the Sale and
         Servicing  Agreement  and which was or is  proposed  to be made by the  Servicer  or the  Master  Servicer
         (including the Indenture Trustee as successor Master Servicer).

         Servicing Advances:  The customary  reasonable and necessary  "out-of-pocket"  costs and expenses incurred by the Servicer in connection  with a default,  delinquency or other  unanticipated  event by the Servicer in the  performance  of its  servicing  obligations,  including,  but not  limited to, the cost of (i) the preservation,  restoration  and  protection  of a Mortgaged  Property,  (ii) any  enforcement  or judicial proceedings,  including  foreclosures,  in respect of a particular Mortgage Loan and (iii) the  management
         (including  reasonable  fees in connection  therewith) and  liquidation of any REO Property.  The Servicer shall not be required to make any  Servicing  Advance in respect of a Loan or REO  Property  that,  in the good faith business judgment of the Servicer,  would not be ultimately  recoverable from related insurance proceeds or liquidation proceeds on such Mortgage Loan or REO Property.

         Substitute  Loan: A Mortgage Loan  substituted by the  Originator for a Deleted  Mortgage Loan which must, on the date of such substitution,  (i) have a Principal  Balance,  after deduction of all Monthly Payments due and  received  in the month of  substitution,  not in excess of the  Principal  Balance of the Deleted
         Mortgage  Loan and not less than ninety  percent (90%) of the  Principal  Balance of the Deleted  Mortgage
         Loan,  (ii) have a  remaining  term to  maturity  not greater  than (and not more than one year less than)
         that of the  Deleted  Mortgage  Loan,  (iii) have  a  Mortgage  Rate not less  than (and not more than one percentage point greater than) the Mortgage Rate of the Deleted Mortgage Loan,  (iv) with  respect to each
         Substitute  Loan for Loan Group I, have a Minimum  Rate not less than that of the Deleted  Mortgage  Loan,
         (v) with  respect to each  Substitute Loan for Loan Group I, have a Maximum Rate not less than that of the
         Deleted  Mortgage  Loan and not more than one (1)  percentage  points  above that of the Deleted  Mortgage
         Loan,  (vi) with  respect to each Substitute Loan for Loan Group I, have a gross margin not less than that of the  Deleted  Mortgage  Loan,  (vii) with  respect  to each  Substitute  Loan for Loan  Group I, have a periodic rate cap equal to that of the Deleted  Mortgage Loan,  (viii) have a  Loan-to-Value  Ratio at the time of substitution  equal to or less than the  Loan-to-Value  Ratio of the Deleted  Mortgage Loan at the
         time of  substitution,  (ix) with  respect  to each  Substitute  Loan  for  Loan  Group  I,  have the same
         Adjustment Date as that of the Deleted  Mortgage Loan,  (x) with  respect to each Substitute Loan for Loan
         Group  I,  have the  same  index  as that of the  Deleted  Mortgage  Loan,  (xi) comply  as of the date of substitution  with each  representation  and  warranty  set forth in  Sections 3.01,  3.02 and 3.03 of the
         Purchase  and  Servicing  Agreement,  (xii) be in the same credit grade  category as the Deleted  Mortgage
         Loan and (xiii) have the same Due Date as the Deleted  Mortgage Loan;  (xiv) be  current as of the date of substitution  (xv) have been  underwritten  or  reunderwritten  in accordance  with the same  underwriting criteria and  guidelines  as the Deleted  Mortgage  Loan,  (xvi) have  the same lien status as the Deleted
         Mortgage  Loan;  (xvii) have a credit score not less than that of the Deleted  Mortgage Loan. In the event that one or more  mortgage  loans are  substituted  for one or more Deleted  Mortgage  Loans,  the amounts described  in clause (i) hereof shall be  determined  on the basis of aggregate  principal  balances,  the terms  described in clauses,  (ii),  (vi) and (xvii)  hereof shall be  determined on the basis of weighted average remaining term to maturity,  Loan-to-Value  Ratio and credit score, except to the extent otherwise provided in this  sentence,  the  representations  and  warranties  described in clause (x) hereof must be satisfied as to each Qualified Substitute Mortgage Loan or in the aggregate, as the case may be.

2.       As to any Deleted Loan for which a Seller  substitutes a Substitute  Mortgage  Loan(s),  such substitution shall be effected by such Seller  delivering to the  Indenture  Trustee or the Custodian on behalf of the Indenture
Trustee for such Substitute  Mortgage Loan(s),  the Mortgage Note, the Mortgage,  the Assignment of Mortgage to the
Indenture  Trustee,  and such other  documents and  agreements,  with all necessary  endorsements  thereon,  as are required by Section 2 of this  Agreement,  as  applicable,  together with an Officers'  Certificate  providing that each such  Substitute  Mortgage Loan satisfies the definition  thereof and  specifying the  Substitution  Shortfall
Amount (as  described  below),  if any,  in  connection  with such  substitution.  The  Custodian  on behalf of the

                                                        2

Indenture  Trustee shall  acknowledge  receipt of such  Substitute  Mortgage  Loan(s) and, within ten (10) Business
Days  thereafter,  review  such  documents  and  deliver to the  Depositor,  the  Indenture  Trustee and the Master
Servicer,  with respect to such Substitute Mortgage Loan(s), an initial  certification  pursuant to this Agreement, with any  applicable  exceptions  noted  thereon.  Within one year of the date of  substitution,  the  Custodian on behalf of the Indenture  Trustee shall deliver to the Depositor,  the Indenture  Trustee and the Master  Servicer a
final  certification  pursuant  to this  Agreement  with  respect to such  Substitute  Mortgage  Loan(s),  with any applicable exceptions noted thereon.

3.       For any  month  in  which a Seller  substitutes  one or more  Substitute  Mortgage  Loans  for one or more
Deleted Loans, the Master Servicer shall determine the amount (the  "Substitution  Shortfall  Amount"),  if any, by which the aggregate  purchase price of all such Deleted Loans exceeds the aggregate of, as to each such  Substitute
Mortgage Loan, the scheduled  principal  balance thereof as of the Due Date in the month of substitution,  together with one month's  interest on such  scheduled  principal  balance at the  applicable  Net Mortgage  Rate,  plus all outstanding  Advances and Servicing Advances  (including  Nonrecoverable  Advances) related thereto. On the date of such  substitution,  the applicable  Seller shall deliver or cause to be delivered to the Securities  Administrator for deposit in the  Distribution  Account an amount equal to the  Substitution  Shortfall  Amount,  if any, and the
Indenture  Trustee or the  Custodian on behalf of the  Indenture  Trustee,  upon receipt of the related  Substitute
Mortgage  Loan(s) and  certification  by the Securities  Administrator of such deposit and receipt by the Custodian of a properly  completed request for release for such Mortgage Loan in the form annexed hereto as Exhibit 3,  shall release to such Seller the related  Custodial  File(s) and the  Indenture  Trustee  shall  execute and deliver such instruments of transfer or assignment,  in each case without recourse,  representation or warranty,  as such Seller shall deliver to it and as shall be necessary to vest therein any Deleted Loan released pursuant hereto.

                                                        3

                              EXHIBIT 12

Assessments of Compliance and Attestation Reports Servicing Criteria(1)

______________________________________________________________________
          Reg. AB Item 1122(d) Servicing Criteria         Custodian
______________________________________________________________________
(1)      General Servicing Considerations
______________________________________________________________________
    (i)  monitoring performance or other triggers and
         events of default
______________________________________________________________________
    (ii) monitoring performance of vendors of
         activities outsourced
______________________________________________________________________
    (ii) maintenance of back-up servicer for pool
         assets
______________________________________________________________________
    (iv) fidelity bond and E&O policies in effect
______________________________________________________________________
(2)      Cash Collection and Administration
______________________________________________________________________
    (i)  timing of deposits to custodial account
______________________________________________________________________
    (ii) wire transfers to investors by authorized
         personnel
______________________________________________________________________
    (iii)advances or guarantees made, reviewed and
         approved as required
______________________________________________________________________
    (iv) accounts maintained as required
______________________________________________________________________
    (v)  accounts at federally insured depository
         institutions
______________________________________________________________________
    (vi) unissued checks safeguarded
______________________________________________________________________
    (vii)monthly reconciliations of accounts
______________________________________________________________________
(3)      Investor Remittances and Reporting
______________________________________________________________________
    (i)  investor reports
______________________________________________________________________
    (ii) remittances
______________________________________________________________________
    (iii)proper posting of distributions
______________________________________________________________________
    (iv) reconciliation of remittances and payment
         statements
______________________________________________________________________
(4)      Pool Asset Administration
______________________________________________________________________
    (i)  maintenance of pool collateral                       X
______________________________________________________________________
    (ii) safeguarding of pool assets/documents                X
______________________________________________________________________
    (iii)additions, removals and substitutions of
         pool assets
______________________________________________________________________
    (iv) posting and allocation of pool asset
         payments to pool assets
______________________________________________________________________
    (v)  reconciliation of servicer records
______________________________________________________________________
    (vi) modifications or other changes to terms of
         pool assets
______________________________________________________________________
    (vii)loss mitigation and recovery actions
______________________________________________________________________
    (viii)records regarding collection efforts
______________________________________________________________________
    (ix) adjustments to variable interest rates on
         pool assets

___________________________
(1)      The descriptions of the Item 1122(d) servicing criteria use key words and phrases and are not verbatim recitations of the servicing criteria.  Refer to Regulation AB, Item 1122 for a full description of servicing criteria.

______________________________________________________________________
    (x)  matters relating to funds held in trust for
         obligors
______________________________________________________________________
    (xi) payments made on behalf of obligors (such as
         for taxes or insurance)
______________________________________________________________________
    (xii)late payment penalties with respect to
         payments made on behalf of obligors
______________________________________________________________________
    (xiii)records with respect to payments made on
         behalf of obligors
______________________________________________________________________
    (xiv)recognition and recording of delinquencies,
         charge-offs and uncollectible accounts
______________________________________________________________________
    (xv) maintenance of external credit enhancement
         or other support
______________________________________________________________________

                                 2

                                                    EXHIBIT 13

                                             RECEIPT OF MORTGAGE NOTES

Credit Suisse First Boston Mortgage Acceptance Corp.
11 Madison Avenue, 4th Floor
New York, New York 10010

                  Re:      PHH Mortgage Trust, Series 2008-CIM2
                           Mortgage Backed Notes, Series 2008-CIM2

Ladies and Gentlemen:

         Pursuant to Section 2 of the Custodial  Agreement dated as of July 1, 2008, among HSBC Bank USA,  National
Association,  as indenture  trustee for the PHH Mortgage Trust,  Series 2008-CIM2,  Mortgaged  Backed Notes,  Wells
Fargo Bank,  N.A., as custodian and PHH Mortgage  Corporation,  as servicer,  we hereby  acknowledge the receipt of the original Mortgage Notes with respect to each Mortgage Loan listed on Exhibit 10.

                                                     WELLS FARGO BANK, N.A.,
                                                     as Custodian

                                                     By:___________________________
                                                     Name:
                                                     Title:

Dated: _________________, 2008